UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2005

WOLVERINE TUBE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 353-1310

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-10.1 CONSULTANT AGREEMENT 02/10/05
EX-10.2 FORM OF DIRECTOR INDEMNIFICATION AGREEMENT
EX-10.3 FORM OF OFFICER IDEMNIFICATION AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.

     On February 10, 2005, Wolverine Tube, Inc. (the “Company”) and James E. Deason entered into a Consulting Agreement (“Consulting Agreement”) effective March 31, 2005. The Consulting Agreement provides that Mr. Deason, upon his retirement on March 31, 2005, will provide up to 55 hours of financial and consulting services to the Company during the remainder of 2005 and 2006, in consideration for the Company amending certain option awards currently held by Mr. Deason to permit vesting thereof as scheduled on April 11, 2005 and May 19, 2005. The Consulting Agreement also provides that Mr. Deason may provide up to an additional 100 hours of consulting services as requested by the Chief Executive Officer, Chief Financial Officer, or Board of Directors, at a rate of $100 per hour in exchange for the Company providing Mr. Deason with retiree medical insurance coverage under the Company’s group health plan at the active employee rate. The Consulting Agreement terminates on December 31, 2006, unless extended by mutual agreement.

     On February 10, 2005, the Company entered into amended Indemnification Agreements with its directors, as well as new Indemnification Agreements (together, the “Indemnification Agreements”) with its executive officers, effective February 10, 2005. The Indemnification Agreements require the Company to provide directors and officers with liability insurance coverage, to indemnify and hold harmless each director and officer to the fullest extent authorized by the Company’s Restated Certificate of Incorporation (“Certificate”), By-laws and Delaware corporate law, and to provide indemnification against third-party proceedings, subject to certain exceptions, including those provided in the Certificate, By-laws, and Delaware corporate law and available insurance coverage limits.

     A copy of the Consulting Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the Form of Indemnification Agreements for directors and officers are attached as Exhibits 10.2 and 10.3 hereto, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – Not Applicable

(b) Pro forma financial information – Not Applicable

(c) Exhibits

Exhibit No.	Description
10.1	Consultant Agreement, dated as of February 10, 2005, by and between Wolverine Tube, Inc. and James E. Deason.

10.2	Form of Director Indemnification Agreement between Wolverine Tube, Inc. and individual, dated as of February 10, 2005.

Exhibit No.	Description
10.3	Form of Officer Indemnification Agreement between Wolverine Tube, Inc. and its executive officers, dated as of February 10, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 16, 2005

WOLVERINE TUBE, INC.
By:	/s/ James E. Deason
James E. Deason
Executive Vice President, Chief Financial Officer, Secretary and Director